Listing Report:Supplement No. 41 dated May 09, 2011 to Prospectus dated Apr 14, 2011
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Apr 14, 2011 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Apr 14, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 495848
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	11.20%
Term:	60 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 31.42%	Monthly payment:	$476.04

Lender servicing fee:	1.00%	Effective Yield*:	27.29%
		Estimated return*:	16.09%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1999	Debt/Income ratio:	61%
Credit score:	680-699 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	6y 3m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,930	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	57%
		Homeownership:	No
Screen name:	forthright-principal5	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Combine
Purpose of loan:
This loan will be used to... Combine loans

My financial situation:
I am a good candidate for this loan because...Steady income good job

Monthly net income: $2300
Monthly expenses: $
Housing: $626
Insurance: $
Car expenses: $
Utilities: $120.00
Phone, cable, internet: $100.00
Food, entertainment: $150.00
Clothing, household expenses: $150.00
Credit cards and other loans: $267
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505686
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$6,000	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	13.99%	Borrower rate/APR:	14.99% / 17.16%	Monthly payment:	$207.96

Lender servicing fee:	1.00%	Effective Yield*:	13.75%
		Estimated return*:	7.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1995	Debt/Income ratio:	20%
Credit score:	700-719 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	11y 0m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,504	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Homeownership:	Yes
Screen name:	bill-stream	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal loan/business
Purpose of loan: Personal Loan/business
This loan will be used to...support a turnkey 30 year successful business

My financial situation: good
I am a good candidate for this loan because...I have a solid and stable job at Foxwoods Casino where I am a supervisor in the gaming commission. I have been working at Foxwoods for approximately 11-years. 5 years as a supervisor. Also, i have 3-years of college, a good credit score (704). My dream is to be self-employed and run my own business.

Monthly net income: $3,200
Monthly expenses: $1,673 (Breakdown listed below)
Housing: $610.00
Insurance: $22.74
Car expenses: $274.89 plus $101.00 for insurance
Utilities: $75.00
Phone, cable, internet: $115.00
Food, entertainment: $200.00 month
Clothing, household expenses: $100.00
Credit cards and other loans: $75.00 payments
Other expenses: $100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505690
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$11,000	Estimated loss*:	11.20%
Term:	60 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 31.42%	Monthly payment:	$349.09

Lender servicing fee:	1.00%	Effective Yield*:	27.29%
		Estimated return*:	16.09%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-2006	Debt/Income ratio:	26%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	0y 9m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,887	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	No
Screen name:	cunning-treasure3	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rhinoplasty Surgery
Purpose of loan: Rhinoplasty
This loan will be used to...

My financial situation: Full time teacher
I am a good candidate for this loan because...I am an individual who always pays her bills on time, and has had an issue with my nose my entire life. This rhinoplasty procedure will change my life.

Monthly net income: $2500
Monthly expenses: $
Housing: $700
Insurance: $0
Car expenses: $60
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $300
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505776
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	13.99%	Borrower rate/APR:	14.99% / 17.16%	Monthly payment:	$69.32

Lender servicing fee:	1.00%	Effective Yield*:	13.75%
		Estimated return*:	7.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-2002	Debt/Income ratio:	11%
Credit score:	720-739 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	1y 6m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,567	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	Yes
Screen name:	Dradoc	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff Credit debt
Purpose of loan:
This loan will be used to pay off my last credit card at a lower rate.

My financial situation:

I am a good candidate for this loan because my credit score is 729. I intend on going back to school for a engineering degree and subsequently a better job.

I want to pay off my debt before I go back to school. It would make it much easier to get school done.

Your help would be much appreciated.

Monthly net income: $3600
Monthly expenses: $3000
-Housing: $750
-Insurance: $200
-Car expenses: $700
-Utilities: $150
-Phone, cable, internet: $100
-Food, entertainment: $500
-Clothing, household expenses: $200
-Credit cards and other loans: $400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505816
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$87.10

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-2001	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	1	Current / open credit lines:	9 / 8	Length of status:	0y 2m
Amount delinquent:	$960	Total credit lines:	15	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,538
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	No
Screen name:	bid-broadcaster937	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Blues52
Purpose of loan: Debt consolidation
This loan will be used to...Pay bills

My financial situation: Small amount of money in savings account
I am a good candidate for this loan because...I need a fresh start, a new job and to pay some bills.

Monthly net income: $
Monthly expenses: $
Housing: $ 720.00
Insurance: $
Car expenses: $
Utilities: $ 80.00
Phone, cable, internet: $ 61.00
Food, entertainment: $ 200.00
Clothing, household expenses: $ 100.00
Credit cards and other loans: $ 600.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505828
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$161.14

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1991	Debt/Income ratio:	14%
Credit score:	680-699 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$721	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	32%
		Homeownership:	No
Screen name:	orange-joyful-bid	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Graduate School Tutition
Purpose of loan:
This loan will be used to...
Pay for summer school tutition
My financial situation:
I am a good candidate for this loan because...
I have a good credit history.

Monthly net income: $1750
Monthly expenses: $900
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505834
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 32.58%	Monthly payment:	$104.75

Lender servicing fee:	1.00%	Effective Yield*:	26.71%
		Estimated return*:	13.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Oct-2007	Debt/Income ratio:	30%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	2y 10m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	truth-harbor	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	5 ( 56% )	640-659 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	4 ( 44% )	640-659 (Jul-2010)
Principal balance:	$1,256.23	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Need A little Help
Purpose of loan:
This loan will be used to...This loan is going to be used to payoff a variety of things I have a doctors bill that i need to pay, i need tires and shocks for my SUV, and also I will be moving soon and would like some money for the down payment so i'm not short on cash

My financial situation:
I am a good candidate for this loan because...i will make payments when they are due, and i have figured out i can easily afford the payments without having to worry about money

Monthly net income: $1190
Monthly expenses: $582.50
Housing: $247.50
Insurance: $0
Car expenses: $40/week
Utilities: We don't pay any landlord pays
Phone, cable, internet: $15/month
Food, entertainment: $30/week--at most
Other expenses: $75/year rugby dues
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505842
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jul-2000	Debt/Income ratio:	23%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	8y 1m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Tradesman - Plumber
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$461	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	No
Screen name:	red-inventive-treasure	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
grateful
Purpose of loan:
This loan will be used to... pay off smaller debts amounting to $1500 and attend daughters high school graduation in hawaii.

My financial situation:
I am a good candidate for this loan because... i have low outstanding debts and monthly payments, which i can eliminate and make one monthly payment. I am a foreman at my work and am garunteed more work in a slow down, but have remained busy for the last 8 years and still am.

Monthly net income: $2000
Monthly expenses: $990
Housing: $500
Insurance: $40
Car expenses: $0
Utilities: $0
Phone, cable, internet: $50
Food, entertainment: $250
Clothing, household expenses: $100
Credit cards and other loans: $50
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505852
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	2.60%
Term:	36 months

Lender yield:	7.29%	Borrower rate/APR:	8.29% / 10.38%	Monthly payment:	$78.68

Lender servicing fee:	1.00%	Effective Yield*:	7.28%
		Estimated return*:	4.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1977	Debt/Income ratio:	Not calculated
Credit score:	780-799 (May-2011)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	3y 11m
Amount delinquent:	$0	Total credit lines:	3	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,030
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	asset-heart	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	5 ( 83% )	780-799 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	1 ( 17% )	800-819 (Sep-2010)
Principal balance:	$1,327.27	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Debt Consolidation
Purpose of loan:
Help consolidate a small amount of debt. Will be starting as a server at a restaurant soon.

My financial situation:
Very good. Almost no debt. Perfect credit history. Plan to pay off this loan well before the required time period.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505854
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	9.40%	Borrower rate/APR:	10.40% / 12.51%	Monthly payment:	$64.91

Lender servicing fee:	1.00%	Effective Yield*:	9.37%
		Estimated return*:	5.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1999	Debt/Income ratio:	5%
Credit score:	740-759 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	7	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	bosox11978	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Bill loan
Purpose of loan:
This loan will be used to...get caught up on some unplanned medical bills.

My financial situation:
I am a good candidate for this loan because...I have steady work and am able to make more than minimum payments each month. I also have a retention incentive bonus scheduled to be paid from my employer late this year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505864
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 32.58%	Monthly payment:	$314.25

Lender servicing fee:	1.00%	Effective Yield*:	26.71%
		Estimated return*:	13.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Dec-1996	Debt/Income ratio:	Not calculated
Credit score:	700-719 (May-2011)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	2y 10m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,144	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Bankcard utilization:	35%
		Homeownership:	No
Screen name:	jkohn600	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	700-719 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	640-659 (Oct-2010) 640-659 (Sep-2009) 580-599 (May-2007)
Principal balance:	$566.25	31+ days late:	0 ( 0% )
Total payments billed:	18
Description
Debt Consolidation
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505872
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$523.71

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-2000	Debt/Income ratio:	34%
Credit score:	760-779 (May-2011)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	3y 8m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$937	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	23%
		Homeownership:	No
Screen name:	best-reasonable-dinero	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505876
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	May-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (May-2011)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	9 / 5	Length of status:	8y 4m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,666	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	12	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	kind-commitment-tambourine	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Owner
Purpose of loan: business
This loan will be used to...improvements to office building

My financial situation:
I am a good candidate for this loan because...
I pay by bills

Monthly net income: $5,000.00
Monthly expenses: $3,400.0
Housing: $ 900.00
Insurance: $200.00
Car expenses: $360.00
Utilities: $150.00
Phone, cable, internet: $200.00
Food, entertainment: $400
Clothing, household expenses: $
Credit cards and other loans: $500.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505878
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 19.42%	Monthly payment:	$380.82

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1984	Debt/Income ratio:	17%
Credit score:	680-699 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	4y 2m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,831	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	75%
		Homeownership:	Yes
Screen name:	Creditbug	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Seeking Working Capital
Purpose of loan:

This loan will be used to provide working capital, primarily to finance receivables.

I am a good candidate for this loan because I am providing equity on a 1:1 basis to the loan in the form of equipment, software and start up capital.

The business will provide analysis and management of commercial loans to financial institutions and firms. The business is projected to be cash flow positive within the first year on a monthly basis. Three year monthly projections and a power point slide deck are available and can be requested by contacting info @ insourcecredit.com.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505890
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 32.58%	Monthly payment:	$209.50

Lender servicing fee:	1.00%	Effective Yield*:	26.71%
		Estimated return*:	13.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Nov-1977	Debt/Income ratio:	9%
Credit score:	620-639 (May-2011)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	4 / 2	Length of status:	40y 0m
Amount delinquent:	$0	Total credit lines:	7	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$292
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	PTSD13	Borrower's state:	California	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 69% )	620-639 (Latest)
Principal borrowed:	$2,550.00	< 31 days late:	11 ( 31% )	540-559 (Mar-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Family Emergency
Introduction: Hello. I am a retired Vietnam and Korea veterans of 21 years of service.

Loan Purpose: To assit the family I have lived with the past 20 years and who is dealing with unemployment and a daughter who needs braces costing a total of $5,800.

Repayment Ability: I have paid off a Prosper loan in the past. Also, I have very little expenses. I help pay for utilities, cable and food and some life insurance premiums. So, I can and will pay back the loan.

Monthly Income: $4,400
Monthly Expenses:
Rent: $1,500
Utilities: $150
Insurance: $78
Cable: $125
Food: $300
Credit Card: $30
Auto Loan: $205
Other Expenses: $150
Total Expenses & Debt = $2,538.00
Total Cash Flow = $1,862

Please help me assist the family that saved my life. I am determined to pay back their genorosity the one way I can. Thanks for your help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505934
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$6,000	Estimated loss*:	1.95%
Term:	36 months

Lender yield:	6.99%	Borrower rate/APR:	7.99% / 8.33%	Monthly payment:	$187.99

Lender servicing fee:	1.00%	Effective Yield*:	6.99%
		Estimated return*:	5.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Dec-1981	Debt/Income ratio:	6%
Credit score:	740-759 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	1y 2m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,029	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	70%
		Homeownership:	Yes
Screen name:	reward-trapper5	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Loan
Purpose of loan:
This loan will be used to pay medical expenses for my daughter

My financial situation:
I am a good candidate for this loan because I always pay off my loans.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505976
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	6.10%
Term:	36 months

Lender yield:	15.99%	Borrower rate/APR:	16.99% / 20.32%	Monthly payment:	$142.59

Lender servicing fee:	1.00%	Effective Yield*:	15.63%
		Estimated return*:	9.53%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-1991	Debt/Income ratio:	5%
Credit score:	660-679 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 1	Length of status:	5y 2m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	pound-grove3	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,800.00	< 31 days late:	0 ( 0% )	660-679 (Mar-2011)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	1
Description
Landscaping Project
Purpose of loan:
This loan will be used to...Do some landscaping. We have over three acres and after we harvested the trees that were there, it needs to have something done.

My financial situation:
I am a good candidate for this loan because...I know that I will be able to pay this off in a year or soon after.

Monthly net income: $ 4200.00
Monthly expenses: $ 2359.00
Housing: $150.00
Insurance: $194.00
Car expenses: $200.00
Utilities: $150.00
Phone, cable, internet: $125.00
Food, entertainment: $350.00
Clothing, household expenses: $100.00
Credit cards and other loans: $1090.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 500621
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	9.40%	Borrower rate/APR:	10.40% / 12.51%	Monthly payment:	$129.82

Lender servicing fee:	1.00%	Effective Yield*:	9.37%
		Estimated return*:	5.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1996	Debt/Income ratio:	18%
Credit score:	820-839 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	48	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	prontopig	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
Purpose of loan:
This loan will be used to assist me with paying some medical bills as well the majority of my balance on a high interest credit card.

My financial situation:
I am a good candidate for this loan because i have excess cash after all my bills are paid. I have 1200 dollars a month remaining after all of my monthly expenses are paid
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501617
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$14,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$9,800	Estimated loss*:	10.00%
Term:	36 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.42%	Monthly payment:	$534.59

Lender servicing fee:	1.00%	Effective Yield*:	20.48%
		Estimated return*:	10.48%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-2004	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Apr-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,199	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	No
Screen name:	tandanl86	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,500.00	< 31 days late:	0 ( 0% )	720-739 (Apr-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
Prosper Me to Debt Free
Purpose of loan:
This loan will be used to consolidate my debt in to one monthly payment. By having a realistic paid in full date, this loan will help me to reach my ultimate goal of becoming debt free once and for all.

My financial situation:
I am a good candidate for this loan, because I have made every payment on time on every card since it was opened. In addition, I?ve already successfully paid off a Prosper loan without late or missing payments.
I am in a good financial situation to make the monthly payments on this loan, because I do not pay rent or a car payment.

Monthly net income: $1800
Monthly expenses: $1090
Housing: $0
Insurance: $70
Car expenses: $100 (gas)
Utilities: $0
Phone, cable, internet: $70
Food, entertainment: $200
Clothing, household expenses: $50
Credit cards and other loans: $500 (Will stay the same with loan payment, because cancels out credit card payments)
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 504949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$201.43

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-2002	Debt/Income ratio:	18%
Credit score:	660-679 (May-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,906	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	53%
		Homeownership:	No
Screen name:	gold-sphinx	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Cards Consolidation
Purpose of loan: Consolidate Credit Cards
This loan will be used to...pay off high interest credit cards!

My financial situation:
I am a good candidate for this loan because...I am a responsible person and work hard to keep up my payment on time. Have a stable job. I am carrying these debts is because of a family emergency. I hope you will invest in my loan. If you have any question, please feel free to ask before you invest. I will do my best to answer all your questions! I would rather pay interest to regular people like me then the banks! I want to improve my credit score in 1 or 2 years so I can refinance the loan with a lower rate. Thank you for your considering!

Monthly net income: $ 2670
Monthly expenses: $300
Housing: $0 live with family
Insurance: $50
Car expenses: $200
Utilities: $30
Phone, cable, internet: $30
Food, entertainment: $200
Clothing, household expenses: $200
Credit cards and other loans: $600
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505419
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 19.42%	Monthly payment:	$380.82

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1997	Debt/Income ratio:	22%
Credit score:	700-719 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	2y 11m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$64,402	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	76%
		Homeownership:	Yes
Screen name:	kung-fu4	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
request for loan
Purpose of loan: Debt Consolidation
This loan will be used to...consolidate some debt.

My financial situation: Very good
I am a good candidate for this loan because...I have a solid job and a good credit history. My credit score is above 700.

I also have other income from Rentals and make money from flipping houses as well.

Monthly net income: $ 7,500
Monthly expenses: $5,400
Housing: $1,350
Insurance: $ 200
Car expenses: $ 250
Utilities: $ 250
Phone, cable, internet: $ 150
Food, entertainment: $ 300
Clothing, household expenses: $ 300
Credit cards and other loans: $ 600
Other expenses: $ 2,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505611
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$87.10

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	May-2006	Debt/Income ratio:	33%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,039	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	No
Screen name:	a-discrete-cash	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan to purchace vehicle
Purpose of loan:
This loan will be used to...purchase vehicle

My financial situation:
I am a good candidate for this loan because...steady income every month, steady full time employment well capable for making monthly payments.

Monthly net income: $ 3,900
Monthly expenses: $ 1,300
Housing: $ 667
Insurance: $ 90
Car expenses: $ 245
Utilities: $ 30
Phone, cable, internet: $ 90
Food, entertainment: $ 100
Clothing, household expenses: $ 20
Credit cards and other loans: $ 50
Other expenses: $ n/a

Any further information you may require, I can provide promptly. Thank you for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505645
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Dec-1991	Debt/Income ratio:	22%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	19y 0m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	22	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	responsibility-animal	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to..put me back on track. After my dad died i took on huge responsibility of helping my mother, she was left with a world of bills to manage, which my dad always handled. Now we got everything under chapter 13 and she is working, she can stand on her own. However i am still in a bid. This loan will allow me to pay off all the payday loans that i accumulated helping mom, and save money again.

My financial situation:
I am a good candidate for this loan because.i will have enough money to make monthly payments with a lot left over. .

Monthly net income: $3000
Monthly expenses: $2585
Housing: $300/month
Insurance: $400 every 6 months
Car expenses: $paid off
Utilities: $200/month
Phone, cable, internet: $50/month
Food, entertainment: $150/ month
Clothing, household expenses: $
Credit cards and other loans: $270/month
Other expenses: $1600/month payday loans
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505723
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$282.00

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1987	Debt/Income ratio:	Not calculated
Credit score:	720-739 (May-2011)	Inquiries last 6m:	1	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	15y 4m
Amount delinquent:	$0	Total credit lines:	43	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,544
Delinquencies in last 7y:	2	Bankcard utilization:	69%
		Homeownership:	No
Screen name:	joyful-reward636	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
mr.b
Purpose of loan: help family member
This loan will be used to...

My financial situation: I have two credit bills only
I am a good candidate for this loan because...I have no mortgage or other bills

Monthly net income:1880 Insurance: $145.00
Car expenses: $0
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $200.00
Clothing, household expenses: $0
Credit cards and other loans: $150.00mo.
Other expenses: $
0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505741
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	2.60%
Term:	36 months

Lender yield:	7.29%	Borrower rate/APR:	8.29% / 10.38%	Monthly payment:	$251.76

Lender servicing fee:	1.00%	Effective Yield*:	7.28%
		Estimated return*:	4.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1981	Debt/Income ratio:	25%
Credit score:	780-799 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	20 / 17	Length of status:	39y 6m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$33,096	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	50%
		Homeownership:	Yes
Screen name:	handbook	Borrower's state:	Tennessee	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	780-799 (Latest)
Principal borrowed:	$9,950.00	< 31 days late:	0 ( 0% )	760-779 (May-2008) 760-779 (Nov-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Debt Consolidation
Purpose of loan:
This loan will be used to...pay the remaining balances of two credit cards.

My financial situation:
I am a good candidate for this loan because...I always pay my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505773
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$87.10

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jun-1995	Debt/Income ratio:	61%
Credit score:	700-719 (May-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 13	Length of status:	5y 5m
Amount delinquent:	$0	Total credit lines:	55	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,747	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	Yes
Screen name:	wampum-albatross7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
SkyRunner
Purpose of loan: Car Repair
This loan will be used to... Order parts to fix car

My financial situation:
I am a good candidate for this loan because... I work a full time job and also have income on the side coming in to help with finances. Side jobs.

Monthly net income: $2700
Monthly expenses: $
Housing: $540
Insurance: $
Car expenses: $
Utilities: $150
Phone, cable, internet: $64
Food, entertainment: $100
Clothing, household expenses: $40
Credit cards and other loans: $1430
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505825
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Oct-1986	Debt/Income ratio:	24%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	12 / 9	Length of status:	0y 2m
Amount delinquent:	$58	Total credit lines:	39	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,812	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	100%
		Homeownership:	No
Screen name:	cash-allocator5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505831
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	10.00%
Term:	60 months

Lender yield:	23.99%	Borrower rate/APR:	24.99% / 27.32%	Monthly payment:	$293.45

Lender servicing fee:	1.00%	Effective Yield*:	23.40%
		Estimated return*:	13.40%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1984	Debt/Income ratio:	18%
Credit score:	620-639 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	25y 1m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Skilled Labor
Public records last 12m / 10y:	1/ 1	Revolving credit balance:	$1,429	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	42%
		Homeownership:	No
Screen name:	mrnorske	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 4	On-time:	47 ( 100% )	620-639 (Latest)
Principal borrowed:	$13,300.00	< 31 days late:	0 ( 0% )	640-659 (Mar-2010) 640-659 (Sep-2009) 660-679 (May-2008) 640-659 (Apr-2008)
Principal balance:	$2,006.27	31+ days late:	0 ( 0% )
Total payments billed:	47
Description
Help needed to get back on our feet
Purpose of loan:
This loan will be used to pay off the IRS for a 401K withdrawl we needed to take to refinance our home. Also to pay some debt down so we can get our credit score back up again.

My financial situation:
I am a good candidate for this loan because I have always paid my bills. I've had prosper loans before and always paid them in full, most ahead of schedule. I have a great job, just got a raise last month. I've been at my job for over 25 years. I am an excellent risk. My credit score does not reflect my true worthiness.

Monthly net income: $ 2,800
Monthly expenses: $2520
Housing: $930.00
Insurance: $140
Car expenses: $100
Utilities: $200
Phone, cable, internet: $200
Food, entertainment: $500
Clothing, household expenses: $100
Credit cards and other loans: $50
Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505837
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Mar-2008	Debt/Income ratio:	19%
Credit score:	660-679 (Apr-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$256	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	independent-money	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
an auto loan
Purpose of loan:
This loan will be used to buy an auto.

My financial situation:
I am a good candidate for this loan because i am responsable and always pay my bill on time.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505851
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$326.62

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-2000	Debt/Income ratio:	54%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	9y 2m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$33,409	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	No
Screen name:	ferocious-exchange5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want to get "Money Healthy"
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2600.00
Monthly expenses: $
Housing: $900
Insurance: $174
Car expenses: $400
Utilities: $100
Phone, cable, internet: $200
Food, entertainment: $150
Clothing, household expenses: $150
Credit cards and other loans: $25,000
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505867
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Nov-1995	Debt/Income ratio:	Not calculated
Credit score:	680-699 (May-2011)	Inquiries last 6m:	11	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$793	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	return-maniac6	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Recouping life
Purpose of loan:
This loan will be used to... Catch up on ills after a brief period of unemployment

My financial situation:
I am a good candidate for this loan because... I refuse to be late on major payments. I have been forced to let some of my utility bills become past due to pay my credit card and auto bills.

Monthly net income: $ 2,000
Monthly expenses: $ 1187
Housing: $ 400
Insurance: $ 117
Car expenses: $ 370
Utilities: $ 100
Phone, cable, internet: $ 50
Food, entertainment: $ 50
Clothing, household expenses: $ 0
Credit cards and other loans: $ 100
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505873
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,850	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 32.58%	Monthly payment:	$230.45

Lender servicing fee:	1.00%	Effective Yield*:	26.71%
		Estimated return*:	13.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Aug-1982	Debt/Income ratio:	94%
Credit score:	620-639 (Apr-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	33 / 29	Length of status:	6y 9m
Amount delinquent:	$0	Total credit lines:	50	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$51,675	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	No
Screen name:	protector669	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	620-639 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	0 ( 0% )	720-739 (Jul-2010) 720-739 (May-2010)
Principal balance:	$2,757.57	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Keep the Snowball Going!!!
Purpose of loan: Payoff Credit Cards
This loan will be used to...Payoff 4 credit cards
My financial situation:
I am a good candidate for this loan because...This would be my second loan with Prosper. We are continuing with the Debt Snowball plan and this loan would be used to consolidate 4 credit cards which would work out to 150.00 a month less than what I am paying now on these cards and be paid off in 3 years rather than 29. We are working hard to pay down debt and hope to be debt free in 5 years. You help me, I help you make a good return on your investment. I won't let you down. Good income, stable employment, we are responsible hard working people who want to turn our lives around so we can someday soon be Prosper lenders.

\Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505895
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	9.40%	Borrower rate/APR:	10.40% / 12.51%	Monthly payment:	$811.38

Lender servicing fee:	1.00%	Effective Yield*:	9.37%
		Estimated return*:	5.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1992	Debt/Income ratio:	44%
Credit score:	780-799 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	8y 9m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,632	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Homeownership:	Yes
Screen name:	stable-credit6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Live long and prosper
Purpose of loan:
This loan will be used to...consolidate debt.

My financial situation:
I am a good candidate for this loan because I have a steady job and a good credit history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505911
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 32.58%	Monthly payment:	$167.60

Lender servicing fee:	1.00%	Effective Yield*:	26.71%
		Estimated return*:	13.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jun-1978	Debt/Income ratio:	28%
Credit score:	620-639 (May-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 10	Length of status:	10y 8m
Amount delinquent:	$0	Total credit lines:	52	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,749	Stated income:	$100,000+
Delinquencies in last 7y:	17	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	top-smart-gold	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	2 ( 13% )	620-639 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	14 ( 88% )	660-679 (Dec-2009)
Principal balance:	$1,266.91	31+ days late:	0 ( 0% )
Total payments billed:	16
Description
Yorkies
Purpose of loan:
This loan will be used to...Home Improvement

My financial situation:
I am a good candidate for this loan because...I have a high amount of income and make payments on time even though I went through a divorce 2 years ago.

Monthly net income: $12000.00
Monthly expenses: $
Housing: $1071.00
Insurance: $320.00
Car expenses: $1000.00
Utilities: $300.00
Phone, cable, internet: $500.00
Food, entertainment: $400.00
Clothing, household expenses: $400.00
Credit cards and other loans: $1000.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505919
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$304.84

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Sep-1981	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (May-2011)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	29y 3m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$112,138	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	56%
		Homeownership:	Yes
Screen name:	kindness-sprout1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need another car...
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505943
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jul-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (May-2011)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	8y 2m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$140,582	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	benjamins-euphoria	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Supplies need to move forward
This loan will help me with my new business which will include a hair salon/product retail store and a beauty academy. The salon will house six hair stylists, two pedicure manicure technicians and a retail display case. To begin operating this salon, I have soley invested all my resources including my savings and credit cards. I've worked hard for the money that I have invested in this business and success is going to be the only outcome.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505955
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,450	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	13.99%	Borrower rate/APR:	14.99% / 17.16%	Monthly payment:	$121.31

Lender servicing fee:	1.00%	Effective Yield*:	13.75%
		Estimated return*:	7.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1993	Debt/Income ratio:	17%
Credit score:	760-779 (May-2011)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	5y 10m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,368	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	Yes
Screen name:	gbkanney	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reopening pool for physical therapy
This loan will be used to...
I will be using this loan to reopen the pool we have in the backyard. My wife is disabled and the pool would be able to help her perform physical therapy. The fun that family would gain from it is an added bonus.

I am a good candidate for this loan because...
I have been paying more debts (i.e. mortgage, car loan, etc.) on times for years now. Also, I am retired and collect a pension so there is no chance of me losing a job. My wife is disabled so she collects a pension plus social security disability.

If you have any questions, please ask. I would be more than happy to answer.

Monthly net income: $7,000 (wife and myself combined)
Monthly expenses: $4,862
Housing: $2,187
Insurance: $150
Car expenses: $200
Utilities: $400
Phone, cable, internet: $225
Food, entertainment: $300
Clothing, household expenses: $300
Credit cards and other loans: $500
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505979
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	May-2005	Debt/Income ratio:	30%
Credit score:	740-759 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	4y 4m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	enticing-fairness1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
rent
Purpose of loan: to re-gain residency to my apartment
This loan will be used to... pay the fee i owe to my apartment

My financial situation: i am a student
I am a good candidate for this loan because...
i am a student, have had a steady job for the past 4 years

Monthly net income: $ 3000
Monthly expenses: $ 2000
Housing: $ 1725
Insurance: $0
Car expenses: $0
Utilities: $0
Phone, cable, internet: $ 150
Food, entertainment: $200
Clothing, household expenses: $200
Credit cards and other loans: $50
Other expenses: $0
Information in the Description is not verified.